UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2015

MCBC Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37502	06-1571747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cherokee Cove Drive Vonore, Tennessee	37885
(Address of Principal Executive Offices)	(Zip Code)

(423) 884-2221

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01.  Regulation FD Disclosure.

Beginning on October 6, 2015, MCBC Holdings, Inc. (the “Company”) will be meeting with certain analysts and investors to discuss its business and financial performance.  A copy of the slides that will be presented during the meetings (the “Investor Presentation”) is being furnished herewith as Exhibit 99.1.  The Investor Presentation is also posted in the Investor Relations section of the Company’s website.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The following exhibit shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	MCBC Holdings, Inc. Investor Presentation, dated October 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCBC HOLDINGS, INC.

Dated: October 6, 2015	/s/ Timothy M. Oxley
Timothy M. Oxley
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	MCBC Holdings, Inc. Investor Presentation, dated October 6, 2015